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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                DECEMBER 8, 1998
                Date of report (Date of earliest event reported)


                       CHILDREN'S BROADCASTING CORPORATION
               (Exact Name of Registrant as Specified in Charter)




               MINNESOTA                 0-21534                41-1663712
     (State or Other Jurisdiction      (Commission            (IRS Employer
           of Incorporation)           File Number)       Identification Number)




              724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401 (Address of Principal Executive Offices, including Zip Code)


                                 (612) 338-3300
              (Registrant's Telephone Number, including Area Code)


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ITEM 5      OTHER EVENTS

      (a)   Ongoing Corporate Operations

            Following the sale of its remaining broadcasting assets and after using a portion of the proceeds from such sale to repay its indebtedness, Children's Broadcasting Corporation (the "Company") will seek to reposition itself through acquisitions in the television commercial production industry. The Company believes that the expanded number of television channels, advances in digital technology and the demand for effective advertising concepts and efficient delivery of production services represents a potential opportunity for the Company in the television commercial production field.

            The Company initially entered this market by acquiring a major ownership interest in Harmony Holdings, Inc. ("Harmony"), a company which engages primarily in the production of television commercials. As of the date of this report, the Company beneficially owned 49.0% of Harmony's common stock. The Company plays a significant role in Harmony's management, has provided Harmony with cash advances of $675,000 and has guaranteed a $5 million line of credit extended to Harmony. As noted in its filings with the Securities and Exchange Commission, the Company may determine to increase its ownership position in Harmony should opportunities exist on favorable terms.

            In 1998, Harmony had sales of over $50 million in the television commercial production industry. Harmony deals with such major advertisers as Acura, Anheuser Busch, AT&T, Bank of America, Blue Cross, Coca Cola, Canon, Disney, Kellogg's, Kodak, McDonald's, Nike, Nintendo, Reebok, Sears, Sony, State Farm and Visa. It works with such major advertising agencies as Leo Burnett, Bozell Worlwide, Foote, J. Walter Thompson, DDB Needham, Young & Rubicam and Fallon McElliot.

            The Company intends to build on Harmony's expertise and established reputation for quality to consolidate additional commercial production companies, enabling the resulting entity to realize benefits from economies of scale, centralization of accounting, marketing and sales functions, and the ability to receive more competitive rates from support service providers. The Company has not yet determined whether it will seek a consolidation or business combination with Harmony, or whether it will pursue such efforts in parallel with its ownership interest in Harmony.

            The Company believes there is an excess capacity in small commercial production companies with limited resources and limited access to major advertising account executives, making them unable to adequately respond to growing demands for high quality and high profile commercial productions. The Company believes there are compelling arguments for consolidation in this industry in favor of a larger scale production organization.

            The Company intends to explore the consolidation of small and medium commercial production companies in an effort to increase its commercial production director pool from 30 to 100 directors. The Company believes that it can substantially increase gross revenues, and ultimately profits, through the acquisition of private production firms which may have between 6 and 12 directors producing commercial productions with budgets between $15 and $35 million. The Company intends to organize prospective acquisitions under branded subsidiaries to:


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            *     Effectively represent, retain and manage a roster of creative talent;

            *     Maintain brand identity as reflected by that director roster;
                  and

            * Retain the highest level of quality and customer service at all levels of production.

            The Company believes its acquisition strategy will result in distinct competitive advantages, including:

            * Overhead Cost Efficiencies - Utilizing centralized accounting and other services headquartered in Minneapolis, overhead costs can be reduced while providing increased controls.

            * Sales and Marketing Efficiencies - The Company believes that improved controls can be instituted on a national sales basis through the use of an in-house multi-subsidiary sales force, thus eliminating independent sales representatives and giving the Company greater control over the sales function.

            * Maximization of Revenues - Through careful assemblage of companies to insure a wide variety of directorial expertise (e.g., table-top, auto, action, comedy, etc.), the potential for achieving business across subsidiaries is greatly increased. The Company will seek to be a "one-stop" shop for major advertising agencies, while maintaining the unique brand identity of each subsidiary.

            * Increased Leverage with Support Services - With a broader base of operations and increased production volume, the Company believes it can become a preferred customer among all levels of equipment and rental companies and other related support services, potentially reducing costs.

            * Control of Available Talent - By becoming one of the largest sources of commercial production expertise, the Company believes it will be in a position to be an industry leader in setting director compensation and standardizing bidding practices.

            The Company believes that it can provide a community for creative talent that provides a highly effective sales organization, executive producers and efficient, cost-effective back-office support. The Company believes that key talent will recognize that it will provide an environment that fosters creativity by relieving them of the burden of business and financing operations, while providing a measure of financial stability with the possibility of a long-term interest in their career that traditional, independent production houses typically do not provide.

            Because the commercial production industry is fragmented and consists of a number of privately-held companies, there is little published or authoritative information to compare competitors or determine industry dominance. The Company believes that Harmony is among the largest exclusively commercial production companies in the industry. A number of companies have financial resources, billings and creative rosters greater than Harmony. These competitors include Propaganda Films (a subsidiary of Polygram) and Industrial Light and Magic (Star Wars). The commercial production subsidiaries of these companies may, however, be smaller in comparison to their other businesses. Because commercial production is not the main focus of such companies, the Company believes that these companies are not currently contemplating the consolidation of commercial production companies. There can be no assurance that such competitors or others will not


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            try to consolidate commercial productions companies. No assurance can be given that such consolidation, if it occurs, will be advantageous or profitable. As of the date hereof, the Company does not have any understandings, commitments or agreements with respect to any such acquisitions. No assurance can be given that the Company will consummate future acquisitions or that any acquisitions, if consummated, will be advantageous or profitable.

      (b)   Cautionary Statement

            The Company is filing herewith a Cautionary Statement pursuant to the Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act") for use as a readily available written document to which reference may be made in connection with forward-looking statements, as defined in the Litigation Reform Act.

ITEM 7      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

            99.1  Cautionary Statement


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 9, 1998.


                                         CHILDREN'S BROADCASTING CORPORATION

                                         By: /s/ James G. Gilbertson
                                            --------------------------------
                                                 James G. Gilbertson
                                                 Chief Operating Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
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99.1          Cautionary Statement